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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 21, 2003

                             PARK CITY GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

            NEVADA                                              37-1454128
----------------------------          -------------        --------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)         Identification No.)

            333 Main Street #300
              Park City, UT 84060                             84060
         -----------------------------                     -----------
         (Principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (435) 649-2221

                                      N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 1.  Changes in Control of Registrant.

         N/A

Item 2.  Acquisition or Disposition of Assets.

         N/A

Item 3.  Bankruptcy or Receivership.

         N/A

Item 4.  Changes in Registrant's Certifying Accountant.

         N/A

Item 5.  Other Events and Regulation FD Disclosure.

         N/A

Item 6.  Resignations of Registrant's Directors.

         N/A

Item 7.  Financial Statements and Exhibits.

         99.01 Press release dated May 20, 2003 announcing 3rd quarter 2003 earnings for Park City Group, Inc.

         10Q for period ending March 31, 2003, by reference

Item 8.  Change in Fiscal Year.
         N/A

Item 9.  Regulation FD Disclosure.

         On May 20, 2003, Park City Group, Inc. issued a press release announcing its operating and financial results for the quarter ended March 31, 2003. A copy of the press release is attached hereto as
         Exhibit 99.01 and is incorporated herein in its entirety by reference into this Item 9. The information furnished in this Item 9 (which is being furnished under Item 12) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics;

Item 11.  Public notice of a pension fund blackout period

Item 12.  Results of Operation and Financial Condition

          See Item 9.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PARK CITY GROUP, INC.
                                          (Registrant)

Date:  May 21, 2002
                                           /s/ Randall K. Fields
                                          --------------------------------------
                                          Randall K. Fields, President and CEO


                                       3